UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

MANITEX INTERNATIONAL, INC.
(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

MANITEX INTERNATIONAL, INC.
3000 South Austin Avenue
Georgetown, Texas 78626

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
JUNE 25, 2024
SUPPLEMENT TO PROXY STATEMENT

June 18, 2024

This proxy statement supplement (this “Proxy Supplement”), dated June 18, 2024, supplements the definitive proxy statement on Schedule 14A (the “Proxy Statement”) of Manitex International, Inc. (the “Company,” “we,” “us” or “our”) filed with the Securities and Exchange Commission (the “SEC”) on April 29, 2024 and made available to stockholders in connection with the Company’s annual meeting of stockholders to be held at the Marriott of Burr Ridge, 1200 Burr Ridge Pkwy, Burr Ridge, IL 60527 on Tuesday, June 25, 2024 at 11:00 a.m. (Central Daylight Time) (the “Annual Meeting”) and any other additional proxy material filed with the SEC. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Proxy Statement. You should read the entire Proxy Statement, this Proxy Supplement (which contains important information that supplements and updates the Proxy Statement), and any additional proxy materials carefully before voting your shares. Other than as set forth herein, no items presented in the Proxy Statement are affected by this Proxy Supplement.

Whether or not you plan to attend the Annual Meeting, we urge you to vote. Returning the proxy card or voting by telephone or via the internet will not affect your right to attend the Annual Meeting and vote during the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON JUNE 25, 2024.

The Company’s Proxy Statement for the 2024 Annual Meeting of Stockholders and the Company’s
Annual Report on Form 10-K for the fiscal year ended December 31, 2023 are available at https://www.proxyvote.com/MNTX

PROPOSAL 1:	ELECTION OF DIRECTORS

The following information supplements and updates “Proposal 1: Election of Directors” contained in the Proxy Statement.

Nominees for Director – Substitute Nominee

As previously disclosed by the Company on a Current Report on Form 8-K filed with the SEC on June 18, 2024, Director Shinichi Iimura resigned from the Company’s Board of Directors, effective immediately, due to personal health reasons.  Mr. Iimura was nominated to serve as a Director by Tadano Ltd., a Japanese company (“Tadano”) and a significant stockholder of the Company, pursuant to its rights under the Securities Purchase Agreement dated May 24, 2018, by and between the Company and Tadano (the “Purchase Agreement”).

Pursuant to its rights under the Purchase Agreement, Tadano nominated Takashi Fukui as its successor nominee, and the Board of Directors appointed Mr. Fukui as a Director of the Company effective June 18, 2024.

In light of Mr. Iimura’s resignation from the Board of Directors, he is not available to, and will not stand for election as a director at the Annual Meeting. The Board of Directors has nominated Mr. Fukui as a substitute nominee for election at the Annual Meeting in place of Mr. Iimura. Information relating to Mr. Fukui and his proposed election as a director at the Annual Meeting is being provided in this Proxy Supplement.

As stated in the Proxy Statement, in the event that any nominee for Director should become unavailable prior to the Annual Meeting, the Proxies will be voted for a substitute nominee designated by the Board of Directors. The Board of Directors has nominated Mr. Fukui as a substitute nominee in place of Mr. Iimura. Mr. Fukui has indicated that he is willing and able to serve as a Director on the Board of Directors.

The Company has updated its proxy card and voting instruction form to reflect this substitution of nominees. However, the proxy card or voting instruction form distributed with the Proxy Statement remains valid and shareholders who have already returned their proxy card or provided voting instructions do not need to take any action unless they want to change or revoke their voting instructions.   It is intended that the proxies solicited by the Board of Directors will be voted for the election of each of the named nominees for Director, as revised by this Proxy Supplement, unless otherwise specified, and that all shares represented by all valid proxies voted in favor of the election of Mr. Iimura will be voted in favor of the election of Mr. Fukui. See “Voting Information Update” below for additional information.

In the event that any of the current nominees for Director should become unavailable prior to the Annual Meeting, the Proxies will be voted for such further substitute nominees designated by the Board of Directors, or the number of Directors may be reduced accordingly.  At this time, the Board of Directors knows of no reason why any of the current Director Nominees, other than Mr. Iimura, whose nomination has been substituted with Mr. Fukui, might become unable to serve. Each of the nominees for Director, including Mr. Fukui, has consented to serve, if elected.

NOMINEES FOR DIRECTOR

Nominees to Serve Until the 2025 Annual Meeting

Name	Age	Director Since	Positions Held
Takashi Fukui	55	2024	Director

The following is information about the experience and attributes of Mr. Fukui. The experience and attributes described below illustrate the reasons that Mr. Fukui was nominated for re-election to the Board of Directors.

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Takashi Fukui, Age 55, joined our Board of Directors in June 2024. Mr. Fukui is currently Executive Officer, International Sales Division of Tadano Ltd. based in Tokyo.  He concurrently serves on the Boards of Directors for Tadano’s subsidiaries in America, Australia, Singapore, Thailand and India.  Before joining Tadano in 2021, Mr. Fukui spent 30 years with Marubeni Corporation, mainly with its earth moving equipment business, with over 13 years of overseas assignments for distributor operations in the United Kingdom, Australia and Peru. Mr. Fukui is being re-nominated as a Director because, among his other qualifications, he possesses experience and/or expertise in the following areas: sales, international business, strategy and manufacturing and distribution.

Mr. Fukui has not been appointed to any committees of the Board of Directors.

Corporate Governance

Director Independence

The Board of Directors has determined that four of our six directors are independent under NASDAQ Rule 5605(a)(2). These independent directors are: Ronald M. Clark, Takashi Fukui, Frederick B. Knox, and Stephen J. Tober. Each of the directors serving on the Compensation Committee, the Audit Committee, and the Committee on Directors and Board Governance are also independent under the NASDAQ independence standards applicable to members of such committees.

Board Diversity Matrix

The NASDAQ diversity matrix, as updated to reflect Mr. Fukui as the substitute nominee for Director in lieu of Mr. Iimura, is set forth below as required under the listing requirements of NASDAQ.

Board Diversity Matrix (As of June 18, 2024)
Total Number of Directors - 6
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors		6

Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian		1
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White		5
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

Vote Required

The six (6) nominees receiving the highest numbers of  favorable votes of the shares of Common Stock present in person or by proxy at the Annual Meeting shall be elected as Directors. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” EACH OF THE NOMINEES FOR DIRECTOR NAMED IN OUR PROXY STATEMENT, AS UPDATED BY THIS PROXY SUPPLEMENT, and which now include Takashi Fukui as a substitute nominee in place of Shinichi Iimura.

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PRINCIPAL STOCKHOLDERS

The following table supplements the Principal Stockholders Table beginning on page 4 of the Proxy Statement. This table shows how many shares of common stock our substitute nominee for Director owned on April 26, 2024, and the number of shares he had the right to acquire within 60 days of that date. This table also shows, as of April 26, 2024, the number of common stock units credited to the accounts of our substitute nominee under the terms of the benefit and deferral plans in which he participates.  Except as otherwise indicated, each Stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by such person.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(2)	Percentage of Common Stock Beneficially Owned(2)
Substitute Director Nominee
Takashi Fukui **	—	*

*	Less than 1%.
**
Takashi Fukui is a director of Manitex and an employee of Tadano Ltd. (“Tadano”). He serves as a director of Manitex pursuant to Tadano’s right under the Securities Purchase Agreement, dated as of May 24, 2018, by and between Manitex and Tadano, to nominate one individual to serve on the Board of Directors of Manitex. The business address of Tadano is Ko-34, Shinden-Cho, Takamatsu, Kagawa 761-0185 Japan.

DIRECTOR COMPENSATION

Mr. Fukui will receive the standard compensation for non-employee directors pursuant to the Company’s Non-Employee Director Plan, consisting of $10,000 cash fees per quarter and periodic equity grants pursuant to the Company’s 2019 Equity Incentive Plan.  Mr. Fukui was appointed as a Director in June 2024 and, as a result, received no compensation from the Company during 2023.

VOTING INFORMATION UPDATE

As discussed above under “Proposal 1: Election of Directors,” the Board has nominated Mr. Fukui to be a substitute Director nominee for election at the Annual Meeting in place of Mr. Iimura.

The proxy card initially distributed with the Proxy Statement remains valid. You do not need to authorize a proxy again unless you want to change your vote or revoke your proxy. Stockholders who have already returned their proxy card or authorized a proxy over the internet or by telephone do not need to take any action unless they want to change or revoke their voting instructions.

You do not have to attend the Annual Meeting to vote. The Board is soliciting proxies so that your vote will be counted if you do not attend the Annual Meeting. If you vote by proxy, you will be appointing David J. Langevin, our Executive Chairman, and Joseph Doolan, our Chief Financial Officer, as your proxies, to vote your shares as you instruct, each with the power to act without the other and with full power of substitution. If you sign and return your proxy card or vote over the internet or by telephone without giving specific voting instructions, these individuals will vote your shares by following the Board’s recommendations, as applicable. The proxy holders also have authority to vote in their discretion on any other business that properly comes before the Annual Meeting or any adjournments or postponements thereof. If any other business properly comes before the Annual Meeting, the proxy holders will vote on those matters in accordance with their discretion. Pursuant to the discretionary voting authority granted to the proxy holders, any shares represented at the Annual Meeting by the proxy card initially distributed with the Proxy Statement will be voted with respect to the election of Mr. Fukui, as substitute nominee for Mr. Iimura, as Director.

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If you have already authorized a proxy to vote your shares at the Annual Meeting:

You do not need to authorize a proxy again unless you want to change your vote or revoke your proxy. The proxy holders will use their discretion to vote as follows: any proxy authorized with respect to Mr. Iimura will be voted in the same manner (either For or Withhold) for Mr. Fukui as the substitute nominee in place of Mr. Iimura.

Authorizing a proxy again will revoke your prior proxy voting instructions. If you authorize a proxy again using the updated proxy card distributed with this Proxy Supplement, or if you authorize a proxy again over the internet or by telephone, you will revoke your prior proxy and any proxy will be voted in accordance with your updated voting instructions.

If you have not yet authorized a proxy to vote your shares at the annual meeting:

Use the new proxy card to authorize a proxy to vote your shares before the applicable deadline. The Company has updated its proxy card to reflect the substitute nominee. We recommend that you use the updated proxy card distributed with this Proxy Supplement to grant your proxy. Any proxy will be voted in accordance with your voting instructions.

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 234567  234567  234567  234567  234567  234567  1 OF  1  1  NAME  THE COMPANY NAME INC. - COMMON THE COMPANY NAME INC. - CLASS A THE COMPANY NAME INC. - CLASS B THE COMPANY NAME INC. - CLASS C THE COMPANY NAME INC. - CLASS D THE COMPANY NAME INC. - CLASS E THE COMPANY NAME INC. - CLASS F THE COMPANY NAME INC. - 401 K  x  02  0000000000  2  1 OF  123,456,789,012.12345  123,456,789,012.12345  123,456,789,012.12345  123,456,789,012.12345  123,456,789,012.12345  123,456,789,012.12345  123,456,789,012.12345  123,456,789,012.12345  2  PAGE  CONTROL # →  THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.  KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY  TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  SHARES  SCAN TO  VIEW MATERIALS & VOTE  0000648822_1 R1.0.0.6  For Withhold For All To withhold authority to vote for any  All All Except individual nominee(s), mark “For All  The Board of Directors recommends you vote FOR Except” and write the number(s) of the  the following: nominee(s) on the line below.  0 0 0   1. Election of Directors  Nominees  01) Ronald M. Clark 02) J. Michael Coffey 03) Takashi Fukui 04) Frederick B. Knox 05) David J. Langevin  06) Stephen J. Tober  The Board of Directors recommends you vote FOR proposals 2 and 3. For Against Abstain  Ratification of the appointment of Grant Thornton LLP as the Company's independent registered public 0 0 0  accounting firm for fiscal 2024.  Consideration of an advisory vote on the compensation of the Company's named executive officers. 0 0 0  NOTE: Such other business as may properly come before the meeting or any adjournment thereof.  Yes No  Please indicate if you plan to attend this meeting 0 0  Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.  Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample  1234 ANYWHERE STREET ANY CITY, ON A1A 1A1  SHARES CUSIP #  JOB # SEQUENCE #  Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date  MANITEX INTERNATIONAL, INC. C/O BROADRIDGE  P.O. BOX 1342  BRENTWOOD, NY 11717  Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5  John Sample  1234 ANYWHERE STREET ANY CITY, ON A1A 1A1  VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.  ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS  If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.  VOTE BY PHONE - 1-800-690-6903  Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.  VOTE BY MAIL  Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

 0000648822_2 R1.0.0.6  Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:  The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com  MANITEX INTERNATIONAL, INC.  Annual Meeting of Stockholders  June 25, 2024 11:00 AM (Central Daylight Time) This proxy is solicited by the Board of Directors  The stockholder(s) hereby appoint(s) David J. Langevin and Joseph Doolan, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of MANITEX INTERNATIONAL, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 AM (Central Daylight Time) on Tuesday, June 25, 2024, at 1200 Burr Ridge Pkwy, Burr Ridge, IL 60527, and any adjournment or postponement thereof.  This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. If any other matters properly come before the meeting, the shares represented by this proxy will be voted in accordance with the discretion of the persons designated as proxies.  Continued and to be signed on reverse side